EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Analysts International Corporation (the “Company”) on Form 10-Q for the period ended June 29, 2013 as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Brittany B. McKinney, President and Chief Executive Officer of the Company, and Lynn L. Blake, Senior Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2013	By:	/s/ Brittany B. McKinney
Brittany B. McKinney
President and Chief Executive Officer

Dated: August 12, 2013	By:	/s/ Lynn L. Blake
Lynn L. Blake
Senior Vice President, Chief Financial Officer and Treasurer